UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):      March 22, 2007

SCHNITZER STEEL INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

OREGON (State or other jurisdiction of incorporation)	0-22496 (Commission File Number)	93-0341923 (I.R.S. Employer Identification No.)

3200 N.W. Yeon Ave. P.O. Box 10047 Portland, OR (Address of principal executive offices)	97296-0047 (Zip Code)

Registrant’s telephone number, including area code:      (503) 224-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 22, 2007, Schnitzer Steel Industries, Inc. (the “Company”) announced that Richard D. Peach was appointed as Deputy Chief Financial Officer of the Company, starting on March 30, 2007. In this position, Mr. Peach will serve as the Company’s principal accounting officer. On March 2, 2007, the Company executed a letter agreement with Mr. Peach regarding his position as Deputy Chief Financial Officer (the “Letter Agreement”). Under the Letter Agreement Mr. Peach will receive compensation of $300,000 per annum and will be eligible to participate in the Company’s bonus program. The bonus target for Mr. Peach is 40% of his annual salary and, for the first year of Mr. Peach’s employment with the Company, Mr. Peach is guaranteed a minimum bonus of $120,000. Mr. Peach will be recommended for participation in the Company’s Long-Term Incentive Program. Beginning in June 2007, Mr. Peach will be eligible for consideration in the Company’s annual salary review program pursuant to which his salary may increase. Mr. Peach will also be granted an auto allowance of $700 per month, a Company gas card and will be eligible for certain other benefits. Mr. Peach is an “at-will” employee of the Company and his employment and compensation can be terminated, with or without cause and with or without notice, at any time, at the option of the Company or Mr. Peach. A copy of the Letter Agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Mr. Peach, 43, was the Chief Financial Officer of and a Senior Vice President with a multi-state energy utility, PacifiCorp, from 2003 to 2006. He served as the Group Controller of Scottish Power plc, an international energy company headquartered in Glasgow, Scotland, from 2000 through 2002. Prior to that, Mr. Peach was with Scottish Power plc as the Head of United Kingdom Customer Services from 1999 to 2000 and Head of Energy Supply Finance from 1997 to 1999. Mr. Peach is a Chartered Accountant of Scotland. A copy of the press release announcing this appointment is attached hereto as exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

10.1	Letter Agreement, dated March 2, 2007, between Schnitzer Steel Industries, Inc. and Richard D. Peach, regarding Mr. Peach’s position as Deputy Chief Financial Officer

99.1	Press Release of Schnitzer Steel Industries, Inc. issued on March 22, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SCHNITZER STEEL INDUSTRIES, INC.
(Registrant)

Dated: March 22, 2007	By:	/s/ RICHARD C. JOSEPHSON
Name: Richard C. Josephson
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement, dated March 2, 2007, between Schnitzer Steel Industries, Inc. and Richard D. Peach, regarding Mr. Peach’s position as Deputy Chief Financial Officer

99.1	Press Release of Schnitzer Steel Industries, Inc. issued on March 22, 2007

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